UNITED STATESSECURITIES
AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.(as company under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-SA1)

Residential Funding Mortgage Securities I, Inc. (Exact name of registrant as specified in its charter)

DELAWARE	333-106093-16	75-2006294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8400 Normandale Bake Blvd.Suite 250

Minneapolis, Minnesota                               55437
(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code, is (952) 857-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[	]	re-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

          . On February 25, 2005, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates Series 2005-SA1, pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2005, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as Trustee.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Exhibits:

10.1 Series Supplement, dated as of February 1, 2005, to the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2004, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

By: /s/Heather Anderson Name: Heather Anderson Title: Vice President

Dated: March 14, 2005

EXHIBIT